LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1,  2 0 1 1

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended March 31, 2011. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of March 31, 2011, the Fund’s net asset value (“NAV”) performance for the first quarter of 2011 is ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that, since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2011)

For the first quarter of 2011, the Fund’s NAV increased by 5.3%, outperforming the Index gain of 4.4%. Over the one-year period ended March 31, 2011, the Fund gained 14.2% slightly ahead of the Index return of 14.1%. The Fund’s since-inception annualized NAV return of 7.0% is well ahead of the Index return of 5.7% for the same period. Shares of LOR ended the first quarter of 2011 with a market price of $13.45, representing a 6.7% discount to the Fund’s NAV of $14.41.

The Fund’s net assets were $99.1 million as of March 31, 2011, with total leveraged assets of $130.0 million, representing a 23.7% leverage rate. This leverage rate was a slight decrease from the 24.5% level at the end of 2010.

During the first quarter, the Fund’s world equity portfolio benefited from stock selection within the financials and consumer discretionary sectors. Conversely, performance was hurt by stock selection in the telecom services and industrial sectors. The smaller, short-duration1 emerging market currency and debt portion of the Fund has experienced modest positive performance in the first quarter of 2011, and has been a positive contributor to performance since the Fund’s inception.

As of March 31, 2011, 74.0% of the Fund’s total leveraged assets consisted of world equities and 24.5% consisted of emerging market currency and debt instruments, while the remaining 1.5% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.0753 represents a distribution yield of 6.7% based on the Fund’s $13.45 market price as of the close of trading on the NYSE on March 31, 2011. It is currently estimated that $0.03524 of the $0.2259 distributed per share year-to-date through March 31, 2011 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(74.0% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the high-

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

est dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of March 31, 2011, 32.8% of the Fund’s world equity portfolio investments were based in North America, 25.6% were based in Continental Europe (not including the United Kingdom), 20.2% were based in Asia (not including Japan), 6.8% were based in Africa and the Middle East, 6.7% were based in Latin America, 5.5% were based in the United Kingdom, and 2.4% were based in Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2011, were financials (26.4%), which includes banks, insurance companies, and financial services companies, and telecommunication services (16.9%) which includes companies specializing in communications or telecommunication equipment production. Other sectors in the portfolio include consumer staples, consumer discretionary, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.2% as of March 31, 2011.

World Equity Markets Review
The Index increased during the first quarter of 2011 despite global shocks. During the quarter, the market was confronted with escalating political turmoil in the Middle East and North Africa, the devastating earthquake and nuclear crisis in Japan, and the ongoing sovereign debt problems of peripheral Europe, with Portugal the most recent focus. Additionally, commodity prices, including oil, rose as did inflation in a number of emerging markets. However, these negative factors were more than offset by better-than-expected economic and corporate earnings growth in many areas, which propelled the market higher. Regionally, the United States and Europe were notably strong performers, a result of solid corporate earnings. Japanese equities were volatile, and the market posted a negative return following the tragic events in the country. Emerging markets underperformed versus the Index on concerns over inflation, interest rates, the Middle East and North Africa.

In currency markets, the euro and British pound appreciated relative to the U.S. dollar due to the perception that European central banks will tighten monetary policy before the U.S. Federal Reserve. The Japanese yen was volatile but depreciated overall versus the U.S. dollar.

The energy sector had the largest gain in the Index, as crude oil prices climbed 17% during the quarter. The industrials sector was the second best performer as booming prices in commodities helped drive returns. The consumer staples and utilities sectors, which are generally considered defensive, posted some of the lowest returns in the Index.

What Helped and What Hurt LOR
Within the consumer discretionary sector, one of the positions that contributed the most to performance was OPAP, the Greek sports betting and lottery company. The company’s shares rebounded since their decline amid sovereign debt concerns in the spring of 2010. We find the business attractive, as sports betting and lottery are, generally, very resilient to economic weakness and management is launching new games to expand its customer base. The company is debt free, has a large cash balance, and offers an attractive yield, which we believe is sustainable. Within financials, a position in Sampo, the market leader in property and casualty insurance in the Nordic region, also helped returns as shares of the company rose on quarterly earnings, which saw solid operating performance across all of its businesses. The company also increased its dividend significantly year over year. In our view, rising interest rates and disciplined pricing across Sampo’s key markets provide a strong backdrop for the year ahead.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

In contrast, within the industrials sector, the portfolio’s position in Orascom Construction Industries, a leading construction contractor and fertilizer business in emerging markets, detracted from performance. The company, which is based in Egypt, declined largely due to the unrest in the region. However, it enjoys a healthy construction backlog and its fertilizer business has largely been unaffected by the region’s turmoil. In telecom services, shares of Philippine Long Distance Telephone also hurt returns as the company has been weak on inflation concerns and the issues in the Middle East and Japan (there are large numbers of Filipinos working in both areas). However, the company has dominant market share and plans to expand its footprint. At the end of the quarter, the company announced an offer to purchase rival Digital Telecommunication Philippines. If the deal closes, Philippine Long Distance Telephone will have approximately two-thirds of the Philippines’ mobile-phone revenue.

Emerging Market Currency and Debt Portfolio
(24.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2011, this portfolio consisted of forward currency contracts (72.3%) and sovereign debt obligations (27.7%). The average duration of the emerging market currency and debt portfolio increased from approximately 5 months to approximately 8 months during the quarter, with an average yield of 6.2%2 as of quarter end.

Emerging Market Currency and Debt Market Review
Emerging Market (EM) central banks continue to normalize monetary conditions in response to favorable economic growth and rising inflationary pressures. Accordingly, results were supported by higher yields and modest EM currency gains. Emerging market monetary tightening measures have come in many forms, limited not only to hard measures taken with regard to interest rate policy, but also quantitative tightening actions such as higher reserve requirement ratios and more flexible currency policies. Indeed, the group of central banks that raised interest rates during the month was diverse and included Israel, Vietnam, India, Brazil, Peru, Chile, South Korea, Thailand, Serbia, Uruguay, Colombia, Kenya, and the Philippines. Others countries such as China, Turkey, Russia, Romania, Brazil, and Indonesia relied on reserve requirement ratio hikes or they demonstrated tolerance for currency gains in an effort to mitigate imported food and energy price pressures.

The U.S. Federal Reserve’s continued loose monetary stance, coupled with rising geopolitical tensions in the Middle East and North Africa, have propelled energy prices sharply higher, increasing inflation and fiscal (i.e., subsidy-related) pressures in the emerging world. Thus far, neither the EM monetary tightening measures nor an increase in the price of oil has negatively impacted global growth but we feel that this potential risk should be monitored closely. EM local markets proved to be resilient to the events in the Middle East and North Africa and the downturn in global equity, commodity, and risk markets, following the tsunami in Japan.

What Helped and What Hurt LOR
In Emerging Europe, Romania and Serbia helped due to export-led growth recoveries, rising foreign direct investment inflows, and sound policy implementation. The Czech koruna recovered sharply from weakness early in the quarter into which we had aggressively added to our position.

Mexico, the top-performing Latin local market and the Fund’s heaviest weighting, benefited from high energy prices, the cyclical U.S. rebound, and a relatively non-interventionist central bank. Brazil also contributed as its strong domestic economy and relentless pace of capital inflows fueled ongoing foreign exchange gains, which complemented high local yields.

South Korea, India, and Malaysia benefited from rate hikes, rising inflation, and ample inflows supported the won and rupee, while Malay local markets maintained low levels of volatile Asian revaluation exposure, supported by the country’s substantial (10-11%/GDP) current account surplus.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Russia and Kazakhstan benefited from a quickening pace of foreign currency exchange appreciation. Substantial terms of trade gains from rising energy prices, coupled with above-target domestic inflation led to more flexible currency policies in both countries.

Turkish exposure detracted from Fund performance due to lira depreciation. The central bank’s unorthodox monetary framework, investors’ inflation concerns, and rising oil prices (which further worsen the country’s trade imbalance) fueled weakness. However, a very aggressive reserve requirement hike aimed at cooling the rate of credit growth and reigning in economic imbalances prompted renewed investor inflows and the lira recouped some of its earlier losses during March. Longstanding Egyptian exposure also detracted as treasury bill positions were liquidated following the popular uprising, which resulted in Mubarak’s exodus, brought economic activity to an abrupt halt and weakened the money market during the quarter. Uganda and Kenya also hurt due to political tensions in the former, and rising inflation across the East African region. Both central banks have tightened liquidity since quarter-end, supporting currency performance and higher yields in the interim.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2] The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2011
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	20.39%	5.62%	5.74%
Net Asset Value	14.21%	4.41%	6.97%
MSCI ACWI Index	14.08%	2.94%	5.71%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2011 (unaudited)

Security	Value	Percentage of Net Assets

AT&T, Inc.	$3,933,630	4.0%
Philippine Long Distance Telephone Co. Sponsored ADR	3,231,400	3.3
Royal Dutch Shell PLC, A Shares	3,095,789	3.1
Pfizer, Inc.	3,091,182	3.1
Total SA	2,986,019	3.0
Zurich Financial Services AG	2,872,186	2.9
Sampo Oyj, A Shares	2,677,241	2.7
Vivendi SA	2,532,396	2.6
Atlantia SpA	2,385,590	2.4
Telstra Corp., Ltd.	2,365,809	2.4

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2011 (unaudited)

Description	Shares	Value

Common Stocks—96.4%
Argentina—0.4%
YPF Sociedad Anonima Sponsored ADR	8,200	$365,228

Australia—4.8%
National Australia Bank, Ltd.	26,700	713,903
TABCORP Holdings, Ltd.	92,048	713,122
Telstra Corp., Ltd.	811,079	2,365,809
Transurban Group	181,260	1,006,801

Total Australia		4,799,635

Brazil—6.1%
Banco do Brasil SA	76,217	1,379,483
Cielo SA (b)	169,200	1,434,311
Companhia Siderurgica Nacional SA Sponsored ADR	57,300	954,618
Redecard SA (b)	156,100	2,299,455

Total Brazil		6,067,867

Canada—0.9%
Cenovus Energy, Inc.	22,500	886,050

China—2.0%
China Construction Bank Corp., Class H	1,149,180	1,077,003
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	860,752

Total China		1,937,755

Cyprus—0.6%
Bank of Cyprus Public Co., Ltd.	158,285	574,263

Egypt—1.7%
Orascom Construction Industries	42,440	1,730,501

Finland—3.2%
Fortum Oyj	15,200	516,133
Sampo Oyj, A Shares	83,923	2,677,241

Total Finland		3,193,374

France—7.2%
AXA SA	51,630	1,078,892
Total SA	49,051	2,986,019
Valeo SA	8,590	501,010
Vivendi SA	88,680	2,532,396

Total France		7,098,317

Germany—1.5%
Allianz SE	7,315	1,026,626
RWE AG	7,540	480,268

Total Germany		1,506,894

Greece—1.1%
OPAP SA	52,942	1,133,694

Hong Kong—1.0%
Pacific Basin Shipping, Ltd.	1,579,000	998,731

Indonesia—1.0%
PT Perusahaan Gas Negara (Persero) Tbk	2,114,500	947,063

Israel—3.3%
Cellcom Israel, Ltd.	40,300	1,334,736
Israel Chemicals, Ltd.	118,680	1,953,987

Total Israel		3,288,723

Italy—4.3%
Atlantia SpA	104,101	2,385,590
Eni SpA	78,142	1,919,173

Total Italy		4,304,763

Japan—2.3%
Daito Trust Construction Co., Ltd.	8,900	613,092
JX Holdings, Inc.	72,800	490,118
Mizuho Financial Group, Inc.	715,200	1,186,554

Total Japan		2,289,764

New Zealand—1.9%
Telecom Corp. of New Zealand, Ltd.	1,221,623	1,873,518

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Description	Shares	Value

Norway—1.8%
Gjensidige Forsikring ASA	64,200	$774,312
Orkla ASA	106,360	1,030,857

Total Norway		1,805,169

Philippines—3.3%
Philippine Long Distance Telephone
Co. Sponsored ADR (b)	60,400	3,231,400

Russia—1.4%
Mobile TeleSystems OJSC Sponsored
ADR (b)	63,100	1,339,613

South Africa—1.0%
Kumba Iron Ore, Ltd. (b)	13,755	971,898

South Korea—0.8%
KT&G Corp.	15,250	793,815

Spain—1.4%
Abertis Infraestructuras SA	34,610	751,925
Bolsas y Mercados Espanoles SA	21,330	649,014

Total Spain		1,400,939

Switzerland—2.9%
Zurich Financial Services AG (b)	10,261	2,872,186

Taiwan—5.0%
MediaTek, Inc.	84,000	965,501
Siliconware Precision Industries Co.	696,000	870,991
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	931,490	2,236,349
Wistron Corp.	524,000	830,374

Total Taiwan		4,903,215

United Kingdom—5.3%
Aviva PLC	90,060	625,284
Man Group PLC	186,200	734,508
Royal Dutch Shell PLC, A Shares (b)	85,180	3,095,789
Vodafone Group PLC	281,850	798,033

Total United Kingdom		5,253,614

United States—30.2%
Altria Group, Inc. (b)	80,390	2,092,552
American Eagle Outfitters, Inc.	30,400	483,056
American Electric Power Co., Inc.	28,000	983,920
AT&T, Inc. (b)	128,550	3,933,630
Bank of America Corp.	32,800	437,224
BB&T Corp.	52,980	1,454,301
ConocoPhillips (b)	8,500	678,810
Darden Restaurants, Inc. (b)	34,100	1,675,333
Emerson Electric Co.	12,000	701,160
Illinois Tool Works, Inc.	12,300	660,756
Intel Corp. (b)	88,730	1,789,684
Kilroy Realty Corp. REIT	12,600	489,258
Mattel, Inc. (b)	82,750	2,062,957
Nucor Corp.	44,700	2,057,094
NYSE Euronext (b)	30,100	1,058,617
Pfizer, Inc. (b)	152,200	3,091,182
Regency Centers Corp. REIT	33,900	1,473,972
Southern Copper Corp.	15,860	638,682
The Macerich Co. REIT (b)	30,900	1,530,477
United Parcel Service, Inc., Class B	9,300	691,176
Verizon Communications, Inc.	35,100	1,352,754
Wal-Mart Stores, Inc.	10,900	567,345

Total United States		29,903,940

Total Common Stocks
(Identified cost $87,071,761)		95,471,929

Preferred Stock—0.7%

United States—0.7%
Bank of America Corp.
(Identified cost $625,521)	695	702,638

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—12.4%
Brazil—3.5%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,410,908
10.00%, 01/01/13	1,648	992,286

Total Brazil		3,403,194

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	128,139

Ghana—0.5%
Ghana Government Bonds:
16.00%, 05/02/11	390	258,975
13.67%, 06/11/12	190	126,990
15.00%, 12/10/12	170	115,828

Total Ghana		501,793

Israel—0.9%
Israel Consumer Price
Index-Linked Bond,
3.00%, 10/31/19	2,792	889,365

Mexico—3.0%
Mexican Bonos:
9.00%, 12/20/12	6,730	598,231
8.00%, 12/17/15	10,500	920,856
7.75%, 12/14/17	3,000	260,340
Mexican Cetes,
0.00%, 04/07/11	50,800	426,731
Mexican Udibonos:
4.50%, 12/18/14	890	364,741
5.00%, 06/16/16	870	366,858

Total Mexico		2,937,757

Poland—0.9%
Poland Government Bonds:
5.75%, 04/25/14	2,228	793,411
3.00%, 08/24/16	266	95,480

Total Poland		888,891

Romania—1.0%
Romania Treasury Bills:
0.00%, 04/20/11	740	253,552
0.00%, 08/17/11	2,270	761,401

Total Romania		1,014,953

South Africa—1.5%
Republic of South Africa:
13.50%, 09/15/15	2,601	464,927
8.25%, 09/15/17	4,578	669,687
8.00%, 12/21/18	1,429	203,503
7.25%, 01/15/20	1,350	182,256

Total South Africa		1,520,373

Turkey—1.0%
Turkey Government Bonds:
0.00%, 08/08/12	875	504,067
0.00%, 11/07/12	886	499,959

Total Turkey		1,004,026

Total Foreign Government
Obligations
(Identified cost $11,260,839)		12,288,491

Description	Shares	Value

Short-Term Investment—1.3%
State Street Institutional
Treasury Money Market Fund
(Identified cost $1,279,520)	1,279,520	1,279,520

Total Investments—110.8%
(Identified cost $100,237,641) (a)		$109,742,578
Liabilities in Excess of Cash
and Other Assets—(10.8)%		(10,674,996)

Net Assets—100.0%		$99,067,582

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	UBS	04/08/11	967,530	$238,000	$238,486	$486	$—
ARS	CIT	04/11/11	2,051,473	502,689	505,436	2,747	—
ARS	JPM	04/11/11	1,168,882	286,000	287,986	1,986	—
ARS	UBS	05/09/11	974,551	238,000	239,020	1,020	—
ARS	UBS	05/18/11	1,711,834	415,000	419,055	4,055	—
ARS	BNP	05/23/11	2,197,985	537,273	537,501	228	—
ARS	UBS	05/23/11	323,758	79,000	79,173	173	—
ARS	CIT	05/31/11	1,397,077	341,000	341,074	74	—
ARS	UBS	06/09/11	981,738	238,000	239,224	1,224	—
BRL	BRC	04/04/11	593,928	364,664	363,782	—	882
BRL	HSB	04/04/11	3,497,310	2,109,354	2,142,106	32,752	—
BRL	HSB	05/02/11	732,368	437,000	446,191	9,191	—
CLP	BRC	04/14/11	132,239,800	277,000	276,566	—	434
CLP	BNP	04/18/11	116,880,000	240,000	244,340	4,340	—
CLP	HSB	04/19/11	130,830,500	265,000	273,475	8,475	—
CLP	BNP	05/09/11	222,416,250	464,849	463,999	—	850
CLP	BNP	05/16/11	120,762,500	250,000	251,786	1,786	—
CLP	BNP	06/03/11	82,465,400	172,000	171,684	—	316
CLP	BNP	06/30/11	115,439,000	238,289	239,633	1,344	—
CLP	CSF	09/26/11	237,998,250	483,000	489,383	6,383	—
CNY	JPM	05/27/11	2,681,195	410,000	410,488	488	—
CNY	JPM	05/27/11	434,165	63,689	66,471	2,782	—
CNY	BRC	07/29/11	3,368,736	504,000	517,542	13,542	—
CNY	BRC	07/29/11	1,201,760	185,000	184,627	—	373
CNY	BRC	07/29/11	274,577	41,000	42,184	1,184	—
CNY	JPM	07/29/11	2,526,930	378,000	388,214	10,214	—
COP	HSB	04/25/11	436,410,000	234,000	233,712	—	288
COP	CIT	05/16/11	905,789,000	484,535	485,828	1,293	—
COP	HSB	05/24/11	435,942,000	234,000	233,911	—	89
CZK	CIT	04/15/11	8,793,457	491,917	507,864	15,947	—
CZK	CIT	04/15/11	3,540,339	202,211	204,471	2,260	—
CZK	BNP	04/26/11	12,986,855	722,739	749,985	27,246	—
EUR	BRC	04/04/11	256,329	337,200	363,270	26,070	—
EUR	BRC	04/04/11	159,465	211,991	225,994	14,003	—
EUR	BRC	04/04/11	52,256	70,000	74,057	4,057	—
EUR	CIT	04/04/11	119,406	168,393	169,223	830	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	BNP	04/26/11	344,000	$474,359	$487,317	$12,958	$—
EUR	BNP	04/29/11	368,000	518,586	521,287	2,701	—
EUR	CIT	04/29/11	206,000	290,512	291,808	1,296	—
EUR	BRC	07/05/11	218,210	309,286	308,678	—	608
GHS	CIT	04/08/11	128,000	83,578	84,536	958	—
GHS	SCB	04/11/11	253,215	167,282	167,072	—	210
GHS	CIT	04/14/11	128,000	83,322	84,373	1,051	—
GHS	SCB	04/14/11	207,000	134,154	136,448	2,294	—
GHS	CIT	04/26/11	524,000	343,157	344,080	923	—
GHS	SCB	04/29/11	234,000	152,941	153,507	566	—
GHS	JPM	05/10/11	163,956	104,000	107,232	3,232	—
GHS	SCB	05/16/11	560,000	362,061	365,663	3,602	—
GHS	CIT	06/21/11	123,000	78,645	79,498	853	—
GHS	BRC	07/05/11	196,560	126,000	126,514	514	—
GHS	JPM	07/05/11	177,790	115,000	114,433	—	567
GHS	BRC	10/11/11	159,796	73,639	99,945	26,306	—
IDR	BRC	04/18/11	4,420,800,000	480,000	506,560	26,560	—
ILS	BRC	04/04/11	1,490,901	428,913	428,389	—	524
ILS	BRC	04/04/11	319,510	88,000	91,807	3,807	—
INR	SCB	04/13/11	19,642,000	427,000	439,789	12,789	—
INR	SCB	04/15/11	13,328,100	295,000	298,307	3,307	—
INR	JPM	04/25/11	12,263,400	270,000	273,961	3,961	—
INR	BNP	05/31/11	26,465,590	565,202	587,318	22,116	—
INR	SCB	07/21/11	14,288,000	304,000	314,018	10,018	—
KES	CIT	04/05/11	24,085,000	295,703	290,356	—	5,347
KES	CIT	04/11/11	13,660,080	163,398	164,677	1,279	—
KES	SCB	04/28/11	13,015,710	153,000	156,907	3,907	—
KES	CIT	05/05/11	24,085,000	288,858	290,348	1,490	—
KRW	SCB	04/15/11	646,573,200	573,000	589,044	16,044	—
KRW	SCB	04/18/11	518,458,500	453,000	472,245	19,245	—
KRW	BRC	04/22/11	353,020,500	315,000	321,477	6,477	—
KRW	HSB	04/28/11	554,378,500	493,000	504,664	11,664	—
KRW	JPM	04/28/11	321,351,750	285,000	292,534	7,534	—
KRW	BRC	05/23/11	286,524,000	252,000	260,413	8,413	—
KRW	BRC	05/31/11	264,455,000	236,967	240,229	3,262	—
KRW	SCB	08/11/11	275,520,000	246,000	249,191	3,191	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KZT	BRC	04/01/11	30,704,000	$208,375	$210,872	$2,497	$—
KZT	BRC	05/03/11	38,493,000	261,590	264,541	2,951	—
KZT	BRC	05/03/11	22,792,000	154,942	156,637	1,695	—
KZT	HSB	05/03/11	30,396,000	209,051	208,895	—	156
KZT	CIT	05/10/11	22,818,950	155,125	156,866	1,741	—
KZT	HSB	05/10/11	23,143,000	157,382	159,094	1,712	—
KZT	HSB	05/10/11	22,792,000	154,890	156,681	1,791	—
KZT	BRC	05/20/11	18,191,700	123,493	125,110	1,617	—
KZT	BRC	05/20/11	16,934,550	114,888	116,464	1,576	—
KZT	CIT	06/09/11	9,768,000	66,404	67,231	827	—
KZT	HSB	06/15/11	9,768,000	66,381	67,240	859	—
KZT	BRC	06/20/11	16,934,550	114,904	116,586	1,682	—
KZT	HSB	06/28/11	25,284,000	171,650	174,099	2,449	—
KZT	BRC	06/30/11	10,064,000	68,314	69,301	987	—
KZT	CIT	07/18/11	33,347,000	226,619	229,709	3,090	—
KZT	BRC	08/02/11	38,493,000	261,679	265,230	3,551	—
KZT	BRC	08/10/11	15,622,000	106,243	107,657	1,414	—
MXN	CIT	04/13/11	2,701,217	221,000	226,907	5,907	—
MXN	JPM	04/13/11	4,000,805	329,000	336,075	7,075	—
MXN	JPM	04/13/11	1,425,294	117,000	119,727	2,727	—
MYR	BRC	04/04/11	1,547,009	507,000	510,775	3,775	—
MYR	BRC	05/09/11	729,869	241,000	240,418	—	582
MYR	JPM	05/09/11	4,490,540	1,479,000	1,479,179	179	—
MYR	BRC	05/31/11	1,347,730	439,000	443,245	4,245	—
MYR	BRC	06/03/11	730,543	241,000	240,212	—	788
MYR	BRC	07/05/11	1,596,810	527,000	523,939	—	3,061
PHP	BRC	04/04/11	11,414,200	263,000	263,000	—	—
PHP	SCB	04/04/11	7,754,370	177,000	178,672	1,672	—
PHP	BRC	04/28/11	10,310,825	231,965	237,282	5,317	—
PHP	BRC	04/28/11	9,614,820	222,000	221,264	—	736
PHP	BRC	05/19/11	30,935,570	718,763	711,285	—	7,478
PHP	BRC	05/27/11	31,559,500	733,771	725,408	—	8,363
PLN	CIT	04/04/11	477,386	166,270	168,117	1,847	—
PLN	BRC	04/18/11	1,252,451	435,121	440,536	5,415	—
PLN	BNP	04/29/11	3,899,207	1,340,371	1,370,206	29,835	—
RON	BRC	04/26/11	1,457,127	465,365	499,759	34,394	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RSD	BRC	04/14/11	13,037,000	$174,982	$177,757	$2,775	$—
RSD	BRC	04/21/11	14,656,000	191,157	199,393	8,236	—
RSD	CIT	04/21/11	11,737,550	153,482	159,688	6,206	—
RSD	CIT	04/26/11	13,774,080	180,407	187,102	6,695	—
RSD	BRC	05/23/11	14,262,000	186,018	191,971	5,953	—
RSD	CIT	05/23/11	12,804,000	174,775	172,346	—	2,429
RSD	CIT	06/06/11	13,807,500	189,092	131,500	—	57,592
RSD	CIT	06/24/11	11,737,550	161,897	156,129	—	5,768
RSD	BRC	07/05/11	13,939,000	190,893	131,500	—	59,393
RSD	BRC	08/10/11	33,464,200	438,091	438,856	765	—
RSD	CIT	08/10/11	11,923,000	157,275	156,361	—	914
RUB	CIT	04/04/11	12,358,925	431,000	434,684	3,684	—
RUB	JPM	04/11/11	11,271,882	383,000	396,225	13,225	—
RUB	UBS	04/11/11	10,100,601	357,000	355,052	—	1,948
RUB	BRC	04/15/11	13,649,355	477,000	479,640	2,640	—
RUB	HSB	04/27/11	9,461,000	322,571	332,137	9,566	—
RUB	BRC	05/03/11	11,227,621	394,000	393,963	—	37
RUB	CIT	05/04/11	14,186,775	498,000	497,755	—	245
THB	JPM	04/07/11	7,351,705	241,000	243,036	2,036	—
THB	SCB	04/25/11	7,072,650	234,000	233,602	—	398
THB	SCB	05/09/11	7,354,115	241,000	242,726	1,726	—
THB	HSB	06/06/11	15,002,780	494,000	494,448	448	—
THB	JPM	06/24/11	7,083,765	234,000	233,198	—	802
TRY	BRC	04/07/11	406,725	250,000	263,152	13,152	—
TRY	BRC	04/22/11	387,732	242,000	250,239	8,239	—
TRY	JPM	04/25/11	227,038	141,000	146,455	5,455	—
TRY	JPM	04/29/11	1,443,256	892,000	930,383	38,383	—
TRY	JPM	05/31/11	1,450,392	892,000	929,811	37,811	—
UAH	ING	04/28/11	1,512,000	189,000	188,564	—	436
UAH	CIT	07/01/11	1,156,000	143,069	142,617	—	452
UAH	CIT	07/18/11	720,010	87,753	88,540	787	—
UAH	HSB	07/25/11	1,047,040	128,000	128,582	582	—
UAH	BRC	08/10/11	998,250	121,000	122,217	1,217	—
UAH	BRC	08/10/11	845,000	99,412	103,455	4,043	—
UAH	ING	08/16/11	1,072,000	129,991	131,096	1,105	—
UAH	ING	08/16/11	757,000	91,746	92,574	828	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UAH	BRC	08/17/11	683,920	$83,000	$83,622	$622	$—
UAH	ING	08/18/11	729,900	88,577	89,227	650	—
UAH	CIT	08/22/11	1,033,920	125,628	126,296	668	—
UAH	ING	08/22/11	1,933,060	238,000	236,128	—	1,872
UAH	ING	08/25/11	955,890	117,000	116,698	—	302
UAH	CSF	08/31/11	939,550	115,000	114,572	—	428
UAH	ING	09/02/11	821,635	101,000	100,155	—	845
UAH	HSB	09/06/11	1,060,800	130,000	129,211	—	789
UAH	ING	09/07/11	1,247,000	146,630	151,862	5,232	—
UAH	BRC	09/12/11	1,080,770	127,000	131,494	4,494	—
UGX	CIT	04/11/11	553,763,000	231,410	230,032	—	1,378
UGX	BRC	04/18/11	669,304,000	275,774	277,489	1,715	—
UGX	CIT	04/26/11	466,812,000	194,748	193,110	—	1,638
UGX	CIT	06/22/11	492,493,000	199,390	201,596	2,206	—
UGX	SCB	06/24/11	277,704,000	114,000	113,635	—	365
UGX	SCB	09/30/11	472,720,000	190,000	189,191	—	809
UYU	CIT	04/11/11	3,433,800	177,000	178,102	1,102	—
UYU	JPM	04/11/11	2,541,400	131,000	131,815	815	—
UYU	CIT	04/19/11	2,979,900	154,000	154,559	559	—
UYU	CIT	04/25/11	2,758,050	142,535	143,053	518	—
UYU	JPM	05/09/11	3,455,040	177,000	178,279	1,279	—
UYU	CIT	05/18/11	2,850,700	145,000	147,095	2,095	—
ZAR	JPM	09/14/11	415,668	60,000	59,998	—	2
ZMK	SCB	04/01/11	611,577,500	128,753	129,837	1,084	—
ZMK	BRC	04/07/11	342,159,000	72,033	72,619	586	—
ZMK	CIT	04/07/11	1,486,580,000	311,000	315,511	4,511	—
ZMK	BRC	04/14/11	1,453,510,000	308,208	308,384	176	—
ZMK	SCB	04/18/11	809,179,000	170,264	171,646	1,382	—
ZMK	SCB	05/03/11	560,495,950	119,000	118,774	—	226
ZMK	SCB	05/24/11	1,315,875,000	274,484	278,056	3,572	—

Total Forward Currency Purchase Contracts				$49,179,957	$49,769,385	$760,148	$170,720

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Sale Contracts open at March 31, 2011:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	04/04/11	593,928	$363,782	$354,183	$—	$9,599
BRL	HSB	04/04/11	593,928	363,782	364,664	882	—
BRL	HSB	04/04/11	2,903,382	1,778,325	1,733,000	—	45,325
BRL	HSB	05/02/11	3,497,310	2,130,717	2,097,588	—	33,129
CNY	JPM	07/29/11	7,372,003	1,132,567	1,122,156	—	10,411
COP	HSB	05/16/11	84,110,548	45,113	45,111	—	2
COP	JPM	05/16/11	166,946,050	89,543	89,611	68	—
CZK	BNP	04/26/11	8,360,318	482,804	474,359	—	8,445
EUR	BRC	04/04/11	95,877	135,877	128,000	—	7,877
EUR	BRC	04/04/11	153,963	218,197	214,650	—	3,547
EUR	BRC	04/04/11	218,210	309,247	309,858	611	—
EUR	CIT	04/04/11	122,000	172,898	166,270	—	6,628
EUR	BRC	04/14/11	124,971	177,076	174,981	—	2,095
EUR	CIT	04/15/11	146,000	206,869	202,211	—	4,658
EUR	CIT	04/15/11	363,000	514,338	491,917	—	22,421
EUR	BRC	04/18/11	308,000	436,384	435,121	—	1,263
EUR	CIT	04/18/11	140,354	198,858	194,000	—	4,858
EUR	CIT	04/18/11	187,730	265,981	250,500	—	15,481
EUR	BRC	04/21/11	139,316	197,376	191,157	—	6,219
EUR	CIT	04/21/11	111,337	157,736	153,482	—	4,254
EUR	BNP	04/26/11	530,000	750,809	722,739	—	28,070
EUR	BRC	04/26/11	341,000	483,067	465,364	—	17,703
EUR	CIT	04/26/11	131,154	185,796	180,407	—	5,389
EUR	CAL	04/28/11	1,184,974	1,678,595	1,619,000	—	59,595
EUR	BNP	04/29/11	977,000	1,383,961	1,340,372	—	43,589
EUR	HSB	05/16/11	782,720	1,108,395	1,080,153	—	28,242
EUR	BRC	05/23/11	134,420	190,325	186,018	—	4,307
EUR	CIT	05/23/11	122,397	173,302	174,775	1,473	—
EUR	HSB	05/23/11	741,450	1,049,813	1,047,669	—	2,144
EUR	CIT	06/06/11	131,500	186,139	189,092	2,953	—
EUR	HSB	06/07/11	770,115	1,090,081	1,072,000	—	18,081
EUR	JPM	06/14/11	516,145	730,477	712,306	—	18,171
EUR	CIT	06/24/11	110,367	156,163	161,898	5,735	—
EUR	BRC	07/05/11	131,500	186,019	190,893	4,874	—
EUR	BRC	08/10/11	308,000	435,285	438,091	2,806	—
EUR	CIT	08/10/11	109,889	155,303	157,275	1,972	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Sale Contracts open at March 31, 2011 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ILS	BRC	04/04/11	1,810,411	$520,196	$509,000	$—	$11,196
ILS	BRC	05/04/11	1,392,320	399,570	400,000	430	—
JPY	BRC	04/21/11	39,538,259	475,376	487,605	12,229	—
JPY	SCB	04/21/11	52,929,345	636,380	645,000	8,620	—
JPY	CAL	05/10/11	12,147,300	146,065	147,958	1,893	—
JPY	JPM	05/31/11	3,994,750	48,041	50,000	1,959	—
JPY	JPM	05/31/11	14,052,830	169,001	172,000	2,999	—
KES	CIT	04/05/11	24,085,000	290,355	289,483	—	872
KRW	SCB	04/15/11	510,430,500	465,015	465,000	—	15
KZT	HSB	04/01/11	30,704,000	210,872	210,879	7	—
KZT	BRC	05/20/11	35,126,250	241,574	239,933	—	1,641
MXN	JPM	04/13/11	4,781,970	401,694	398,000	—	3,694
MXN	JPM	04/13/11	5,695,000	478,391	463,876	—	14,515
MYR	BRC	04/04/11	1,547,009	510,775	511,324	549	—
PHP	BRC	04/04/11	7,953,310	183,256	183,510	254	—
PHP	BRC	04/04/11	11,215,260	258,416	258,000	—	416
PHP	BRC	05/27/11	18,718,560	430,254	432,000	1,746	—
PLN	CIT	04/04/11	477,386	168,117	168,392	275	—
PLN	BNP	04/29/11	1,473,914	517,943	518,586	643	—
PLN	CIT	04/29/11	824,906	289,877	290,511	634	—
RUB	CIT	04/04/11	12,358,925	434,684	434,791	107	—
TRY	BRC	04/07/11	855,924	553,784	537,000	—	16,784
TRY	JPM	04/25/11	858,502	553,793	537,000	—	16,793
ZAR	CIT	06/07/11	4,324,066	633,298	620,000	—	13,298
ZAR	JPM	09/14/11	6,490,911	936,903	910,430	—	26,473
ZMK	SCB	04/01/11	611,577,500	129,840	130,125	285	—

Total Forward Currency Sale Contracts				$29,404,470	$28,941,274	54,004	517,200

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$814,152	$687,920

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2011 (unaudited)

Currency Abbreviations:
ARS	—	Argentine Peso	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenyan Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMK	—	Zambian Kwacha
KZT	—	Kazakhstani Tenge

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CAL	—	Calyon Bank
CIT	—	Citibank NA
CSF	—	Credit Suisse First Boston
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2011 (unaudited)

(a)

For federal income tax purposes, the aggregate cost was $100,237,641, aggregate gross unrealized appreciation was $12,234,992, aggregate gross unrealized depreciation was $2,730,055, and the net unrealized appreciation was $9,504,937.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust

Portfolio holdings by industry (as percentage of net assets):

Agriculture	2.0%
Alcohol & Tobacco	2.9
Automotive	0.5
Banking	7.3
Commercial Services	1.5
Construction & Engineering	1.7
Consumer Products	2.1
Electric	2.0
Energy Exploration & Production	0.9
Energy Integrated	9.6
Financial Services	6.0
Gas Utilities	1.0
Housing	0.6
Insurance	9.1
Leisure & Entertainment	6.1
Manufacturing	2.4
Metals & Mining	4.7
Pharmaceutical & Biotechnology	3.1
Real Estate	3.5
Retail	1.1
Semiconductor & Components	5.9
Technology Hardware	0.8
Telecommunications	16.4
Transportation	5.9

Subtotal	97.1
Foreign Government Obligations	12.4
Short-Term Investment	1.3

Total Investments	110.8%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2011 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2011

Assets:
Common Stocks*	$95,471,929	$—	$—	$95,471,929
Preferred Stock*	702,638	—	—	702,638
Foreign Government Obligations*	—	12,288,491	—	12,288,491
Short-Term Investment	—	1,279,520	—	1,279,520
Other Financial Instruments**
Forward Currency Contracts	—	814,152	—	814,152

Total	$96,174,567	$14,382,163	$—	$110,556,730

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(687,920)	$—	$(687,920)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 7 to 9 and 18, for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended March 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of March 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at March 31, 2011

Foreign Government Obligations	$497,077	$4,061	$(82,471)	$68,623	$—	$(368,118)	$—	$(119,172)	$—	$—

There were no significant transfers into or out of Levels 1, 2 and 3 during the period ended March 31, 2011.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2013
Independent Directors:

Leon M. Pollack (70)	Director	Private Investor

Robert M. Solmson (63)	Director

Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

RFS Hotel Investors, Inc., Former Chief Executive Officer and Chairman

Interested Director:

Charles L. Carroll (50)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2014
Independent Directors:

Kenneth S. Davidson (66)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (48)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (80)	Director	Private Investor

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (67)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Interested Director:

Ashish Bhutani (51)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940, as amended (the “Act”) and advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not indentified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past Five Years

Officers(2):

Nathan A. Paul (38)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.